Accounts Receivable	12 Months Ended
Dec. 31, 2025
Accounts Receivable [Abstract]
Accounts Receivable

5. Accounts Receivable

	At December 31,
	2025	2024
Accounts receivable from third parties	$2,210,991	$2,280,447
Accounts receivable from related parties	5,282	19,772
Less: Allowance for credit losses	(663,748)	(540,626)
	$1,552,525	$1,759,593

The balance includes receivables totaling $392,410 and $356,106 as of December 31, 2025 and 2024 respectively, from two customers, which are currently subject to civil proceedings for recovery. As of the reporting date, the legal process is still at an early stage. Due to the uncertainty surrounding the recoverability of these receivables, management has recognized a full allowance for credit losses against these amounts.